Plan Termination	12 Months Ended
Dec. 31, 2025
EBP 002 [Member]
Employee Benefit Plan Plan Termination [Line Items]
Plan Termination
6.	Plan Termination
While the Company has not expressed any intention to do so, the Plan may be terminated or partially terminated, or contributions under the Plan may be partially or completely terminated at any time by the Board of Directors of the Company. In the event of such termination of the Plan, affected participants would become 100% vested and the assets remaining shall be distributed to participants, former participants and beneficiaries in proportion to their respective account balance at the date of termination, subject to the provisions of ERISA.